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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2013 (October 25, 2013)

21ST CENTURY ONCOLOGY
HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)
333-170812 (Commission File Number)	26-1747745 (I.R.S. Employer Identification No.)
2270 Colonial Boulevard Fort Myers, Florida (Address of Principal Executive Offices)	33907 (Zip Code)
(239) 931-7275 (Registrant's Telephone Number, including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

        As previously reported under Item 2.01 of the Current Report on Form 8-K of 21st Century Oncology Holdings, Inc., formerly known as Radiation Therapy Services Holdings, Inc. (the "Company"), filed on October 30, 2013 (the "Original 8-K"), 21st Century Oncology, Inc., formerly known as Radiation Therapy Services, Inc. ("21C"), a wholly owned subsidiary of the Company, completed its acquisition of all the outstanding shares of the reorganized OnCure Holdings, Inc. ("OnCure") on October 25, 2013.

        This Current Report on Form 8-K/A amends the Original 8-K to file the financial information required by Items 9.01(a) and 9.01(b), as permitted by Items 9.01(a)(4) and 9.01(b)(2), respectively, of Form 8-K.

Forward-Looking Statements

        This Current Report on Form 8-K/A, including the Exhibits attached hereto, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words "believes", "expects", "anticipates", "intends", "projects", "estimates", "plans", "may increase", "forecast" and similar expressions or future or conditional verbs such as "will", "should", "would", "may" and "could" are generally forward-looking in nature and not historical facts. Forward-looking statements are based on management's current expectations or beliefs about the Company's future plans, expectations and objectives. These forward-looking statements are not historical facts and are subject to risks and uncertainties that could cause the actual results to differ materially from those projected in these forward-looking statements including, but not limited to reductions in Medicare reimbursement, healthcare reform, decreases in payments by managed care organizations and other commercial payers and other risk factors that may be described from time to time in the Company's filings with the Securities and Exchange Commission. Readers of this release are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report. The Company undertakes no obligation to publicly update or revise the forward-looking statements contained herein to reflect changed events or circumstances after the date of this release, unless required by law.

Item 9.01    Financial Statements and Exhibits.

  (a)
  Financial Statements of Businesses Acquired

        The historical audited consolidated financial statements of OnCure Holdings, Inc. at December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 is attached as Exhibit 99.1 to this Current Report on Form 8-K/A.

        The historical unaudited consolidated financial statements of OnCure Holdings, Inc. at September 30, 2013 and for the nine months ended September 30, 2013 and 2012 is attached as Exhibit 99.2 to this Current Report on Form 8-K/A.

  (b)
  Pro Forma Financial Information

        The unaudited pro forma condensed consolidated combined financial information of the Company at September 30, 2013 and for the nine months ended September 30, 2013 and the year ended December 31, 2012 reflecting the acquisition of OnCure and the related financing is attached as Exhibit 99.3 to this Current Report on Form 8-K/A.

  (d)
  Exhibits.

Exhibit Number	Description
99.1	Audited Consolidated Financial Statements of OnCure Holdings, Inc. at December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012.
99.2	Unaudited Consolidated Financial Statements of OnCure Holdings, Inc. at September 30, 2013 and for the nine months ended September 30, 2013 and 2012.
99.3	Unaudited Pro Forma Condensed Consolidated Combined Financial Information at September 30, 2013 and for the nine months ended September 30, 2013 and the year ended December 31, 2012.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIATION THERAPY SERVICES HOLDINGS, INC.
Date: December 12, 2013
	By:	/s/ BRYAN J. CAREY Name: Bryan J. Carey Title: Chief Financial Officer

 EXHIBIT INDEX

Exhibit Number	Description
99.1	Audited Consolidated Financial Statements of OnCure Holdings, Inc. at December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012.
99.2	Unaudited Consolidated Financial Statements of OnCure Holdings, Inc. at September 30, 2013 and for the nine months ended September 30, 2013 and 2012.
99.3	Unaudited Pro Forma Condensed Consolidated Combined Financial Information at September 30, 2013 and for the nine months ended September 30, 2013 and the year ended December 31, 2012.

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Explanatory Note
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX